                                                                                       EXHIBIT 99.2

                                      CERTIFICATION PURSUANT TO
                                       18 U.S.C. SECTION 1350,
                                       AS ADOPTED PURSUANT TO
                            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly  Report of The St. Lawrence Seaway  Corporation  (the "Company") on
Form 10-Q for the period ending June 30, 2002 as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I,  Daniel L. Nir,  President  and  Treasurer  of the  Company,
certify,  pursuant  to  18  U.S.C.  Section  1350,  as  adopted  pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, that:

(1) The Report fully  complies with the  requirements  of Section  13(a) or 15(d) of the  Securities
Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel L. Nir
-------------------------------
Daniel L. Nir
President and Treasurer
August 13, 2002